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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported): August 9, 2004




                           NEVADA GOLD & CASINOS, INC.
               (Exact Name of Registrant as Specified in Charter)



                                     NEVADA
                         (State or Other Jurisdiction of
                         Incorporation or Organization)

         0-8927                                         88-0142032
         ------                                         ----------
(Commission File Number)                    (I.R.S. Employer Identification No.)


              3040 Post Oak Blvd., Suite 675, Houston, Texas 77056
              ----------------------------------------------------
           (Address of principal executive offices including zip code)


                                 (713) 621-2245
              (Registrant's telephone number, including area code)


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ITEM 7. EXHIBITS

99.1 Press Release issued August 9, 2004 announcing earnings of Nevada Gold & Casinos, Inc. for the fiscal quarter ended June 30, 2004.

ITEM 12. RESULTS OF OPERATION AND FINANCIAL CONDITION

On August 9, 2004, Nevada Gold & Casinos, Inc. issued a press release announcing its financial results for its fiscal quarter ended June 30, 2004. A copy of the press release is attached hereto as Exhibit 99.1.

The information in this Form 8-K and Exhibit 99.1 attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                NEVADA GOLD & CASINOS, INC.


Date:  August 9, 2004                           By: /s/ H. Thomas Winn
                                                   ----------------------------
                                                   H. Thomas Winn, CEO